Exhibit 10.01
                                                                         Suffern


July 6, 2007

David Berman
Suffern Place Associates, LP
c/o Decorative Product Source, Inc.
1 Coates Drive, Suite 5
Goshen, NY 10924


                                   Subject: Exercise of Option to Renew for period of five (5) years ending August 31, 2013

                                   Premises:  SUFFERN,  New  York,  3  Suffern
                                   Place (Approximately 5,000 square feet as described in Schedule A, annexed hereto as such was inadvertently excluded from the May 1, 1998 Lease Agreement)

                                   Lease  History:

                                        a.   Assumption  (and  Modification)
                                             of  Lease  dated September 30, 2003
                                             (the  "Assumption  of  Lease
                                             Agreement")

                                        b.   Lease dated  May  1,  1998  and
                                             commencing  September  1, 1998 (the
                                             "Lease  Agreement")

Dear Mr. Berman:

With regards to the above Lease Agreement and amendments and/or modifications thereto, by and between Suffern Place Associates, LP ("Landlord") and The RAL Supply Group, Inc. ("Tenant"), Tenant hereby exercises its option to renew for five (5) years terminating on August 31, 2013 pursuant to paragraph 1.3 of the referenced Lease Agreement and amendments and/or modifications thereto.

Landlord hereby accepts Tenant's exercise of its option to renew for the aforementioned five (5) years terminating on August 31, 2013, the same as if said option were exercised in accordance with the terms of the Lease Agreement and amendments and/or modifications thereto.

The validity of the Lease Agreement and amendments and/or modifications thereto shall be governed by the laws of the State of New York.

All other terms and conditions of the aforementioned Lease Agreement and amendments and/or modifications thereto shall remain in full force and effect.

If  this  agrees  with  your  understanding,  kindly  sign  below.

Sincerely,                                Agreed and Accepted:

The RAL Supply Group, Inc. f/k/a RAL      Suffern Place Associates, LP
Purchasing Corp.

By:  /s/ William Pagano                   By:  /s/ David Berman
   -----------------------------------       -----------------------------------
     William Pagano, Executive VP              David Berman, Managing
                                               Member (President)


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
                          SUFFERN PLACE ASSOCIATES, LP

                                       TO

                           THE RAL SUPPLY GROUP, INC.

                                  "Schedule A"

                                Leased Premises
                                ---------------


The entire building consisting of approximately 5,000 square feet and the lot associated therewith located at 3 Suffern Place, Suffern, New York 10901.


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